SUPPLEMENT TO THE PROSPECTUSES

OF

EVERGREEN VARIABLE ANNUITY FUNDS

I.              Evergreen VA Core Bond Fund (the “Fund”)

                Effective December 1, 2009, Wells Capital Management Inc. (“Wells Capital”) will replace Tattersall Advisory Group, Inc. as sub-advisor to the Fund pursuant to a new interim sub-advisory agreement between Evergreen Investment Management Company, LLC and Wells Capital with respect to the Fund.  The interim agreement will be in effect until no later than April 29, 2010.  The shareholders of the Fund will meet on or around April 15, 2010 to consider a definitive sub-advisory agreement with Wells Capital, which, if approved by the Fund’s shareholders, would replace the Fund’s interim agreement.  Accordingly, the section of the Fund’s prospectuses entitled “Fund Management – Sub-Advisor(s)” is replaced with the following:

TattersallAdvisory Group, Inc. (TAG) is a sub-advisor to VA High Income Fund. TAG has been managing fixed income accounts since 1976. TAG is located at 6802 Paragon Place, Suite 200, Richmond, Virginia 23230.

EIMC pays a portion of its advisory fee to TAG for its services.  There is no additional charge to the Fund for the services provided by TAG.

Wells Capital Management Inc. (Wells Capital) is a sub-advisor to VA Core Bond Fund. Wells Capital provides investment advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies and high net-worth individuals. Wells Capital is located at 525 Market Street, San Francisco, California 94105.

EIMC pays a portion of its advisory fee to Wells Capital for its services.  There is no additional charge to the Fund for the services provided by Wells Capital.

Additionally, effective December 1, 2009, the Fund is managed by Troy Ludgood, Thomas O’Connor, CFA, Lynne A. Royer and William Stevens. Accordingly, the section of the Fund’s prospectuses entitled "Fund Management – Portfolio Manager(s)" is revised to reflect the following:

VA Core Bond Fund

Name/Year Joined Fund	Role	Employer	Positions over Past Five Years
Troy Ludgood/2009	Senior Portfolio Manager	Wells Capital or predecessor firm 2004-Present	Senior Portfolio Manager
Thomas O’Connor, CFA/2009	Senior Portfolio Manager	Wells Capital or predecessor firm 2000-Present	Senior Portfolio Manager
Lynne A. Royer/2009	Senior Portfolio Manager	Wells Capital or predecessor firm 1996-Present	Senior Portfolio Manager
William Stevens/2009	Senior Portfolio Manager	Wells Capital or predecessor firm 1992-Present	Senior Portfolio Manager

November 18, 2009                                                                                                                               585618 (11/09)